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[LOGO]
Chartwell Investment Partners






                               [LOGO]
                             CHARTWELL
                   DIVIDEND AND INCOME FUND, INC.









                                                       2000 SEMI-ANNUAL REPORT

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend and Income Fund's [the "Fund"] primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying the portfolio with approximately 150 securities, which is subject to change. The Chartwell Dividend and Income Fund is a closed-end mutual fund which trades on the New York Stock Exchange under the symbol CWF.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard & Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

                                       2
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                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS,

The past six months was another challenging and volatile period in the broad markets, including the Chartwell Dividend & Income Fund. However, we are happy to say that we beat many of the broad market indices. From our absolute low on December 14, 1999 through May 31, 2000, the total market return to shareholders was 10.3%. The discount to net asset value narrowed from 16.27% to 14.54%. For the period from December 1, 1999 to May 31, 2000, the total market return was 4.70% and the total net asset value return (NAV) was 2.58%. The Fund also generated a total of $0.62 per share over the past six months in the form of monthly dividends. These are the kinds of returns that we knew were possible from an income-focused fund as diversified as CWF. From inception we have battled to squeeze conservative, income based returns out of an Internet-crazed stock market. Finally the NASDAQ cracked, and our income-focused strategy was validated. While we were not happy to see such innovative companies lose so much value, we feel that the markets have returned to a more rational pricing environment. In this environment, we believe our disciplined, diversified style will do very well.

Relative to our competitors, our performance was quite good. Lipper, an independent fund evaluator, gave CWF the 1999 award for best equity income closed end fund. We feel this validates our conviction that the asset class environment that we have operated in over the past two years is difficult for all income-focused investors, and that our diversified strategy will be superior over the long run.

Now what do we see in the economy going forward? The Fed has raised rates six times since the fall debacle in 1998. The ten-year Treasury Bond rate is at 6.27%. GDP is running at around 3.5-4.0%. Inflation has recently been around 2.0%. Taxes are benign with potential tax cuts coming from both Republican and Democratic hands. The borders of the US are generally open, avoiding the pitfalls of protectionism. Income politics (redistribution and price controls--remember the 1970s?) are benign as well. Finally, monetary policy, while currently painful, has prevented excess inflation from coming out. These four observations tell us that the four great killers of the economy are in check.

History shows that the economy usually slows after the Fed tightens for a number of months. Indeed, the housing build has visibly slowed, which was well anticipated. Auto sales are down. Consumer spending is down. Metals and paper prices seem to have rolled over and head down. At the same time, energy prices are way up, which I am sure you have noticed at the pump. This means that car rides are more expensive and heating bills this past winter were more expensive. Natural gas prices have advanced from $2.60 to $4.00 recently. This automatically puts pressure on the profit line of most energy dependent firms, and is similar to a tax increase for most consumers. Indeed, it is said that some Midwestern basic materials plants can earn more by shutting down and selling the power back to the local utility than by producing their raw goods. The higher diesel prices have hurt trucking companies, even to the point of causing truckers to park their rigs on Pennsylvania Ave. as a protest.

The high-energy prices should help the well-prepared electric utilities, especially in those areas with limited access to more power, such as California and Illinois. Dynegy is the perfect example of a stock that has benefited from, and which we expect to continue to benefit from, high volatility energy markets. The Fund held DYN from around $24 to $60 per share. We expect to see well-positioned energy stocks continue to do well, dependent of course on valuation.

Now let us take this all in: interest rates are up resulting in slowing consumer spending, lower industrial prices and higher energy prices. What picture does it paint? Well, essentially it points toward a slowdown, but not an economic crash. Taking into account the four macro economic factors mentioned

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                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000
before, it is hard to anticipate a sharp, destructive recession. Consumer focused stocks like retailers, car manufacturers, and homebuilders are down, as are regional banks and appliance companies. Most basic materials companies (like steel, paper, chemicals, and aluminum) have fallen substantially from late 1999 levels as well. Technology stocks have all come off their clouds. At the same time, the sure growers -- the stocks that aren't typically as susceptible to economic slowdown, have done very well. This includes utilities, food manufacturers and healthcare companies. In this environment, those companies that you can depend upon should be bought. Utilities still look good, especially those with high dividend yields and deregulated businesses. Many of these companies will also benefit from energy volatility as well. While the euphoria of the tech climb is over, some values will clearly emerge which will meet expectations and rise from depressed levels. An example is National Semiconductor Corporation (NSM) whose analog designs are in such high demand that the entire industry cannot hire enough qualified engineers to produce them.

Let me say, however, that the greatest opportunity to make and lose money often occurs when the market is most confident in a particular economic viewpoint or in the value of a broad sector of stocks. It was when every CNN news show was touting the end of "old economy" stocks and the benefits of technology that the NASDAQ crashed in March. Back in the early 1980s, it was when pundits were predicting $100 barrels of oil that energy stocks began to falter. On the other hand, in the early 1990s, all banks stocks were trading as if they were going out of business after the mortgage-banking debacle of the late 1980s, and then provided explosive returns through 1997. Similarly, most investors had given up on utilities, REITs and other value stocks in January of this year. We believe that we are poised to get excellent total returns based upon our current portfolio. However, one thing this market has taught us is that it takes flexibility and fast action to take advantage of market opportunities.

We think we are well positioned to take advantage of the current market environment. We are fully diversified, generating a tremendous amount of income, focusing on strong companies with significant cash flow, and feel that rationality has returned to asset pricing. Currently, we have confidence in the quality, risk, diversification and total return potential of the portfolio.

In addition to the position of our underlying assets, the stock of CWF is trading at a significant discount to the net asset value. As of May 31, 2000, this discount stood at 14.54%. This means that a buyer in the market can buy $12.14 worth of stocks, bonds and convertible securities for just $10.375. We believe that this situation is too extreme given the rebound in higher yielding securities and the overall quality of the portfolio. We believe the stock may be trading based upon the 11%+ yield of the Fund, which is in line with other high yield bond funds. The advantage that CWF has over these funds is that when interest rates begin to fall, in our opinion, our portfolio is more likely to provide capital growth. Of course, there can be no guarantee as to the future performance of the Fund.

In conclusion, the entire team would like to re-assert our dedication to the objectives of this Fund. We will continue to pay substantial monthly dividends. We will endeavor to create capital appreciation when

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                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000
we find the opportunity. We believe that despite the difficult cycle that has just been completed, we have the opportunity to meet the objective of our loyal shareholders over the long run. Again, thank you for your investment in the Chartwell Dividend and Income Fund.

Sincerely,

[SIG TO COME]                    [SIG TO COME]
Bernard P. Schaffer              Leslie M. Varrelman
Portfolio Manager                Portfolio Manager

PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer             Christine F. Williams
PORTFOLIO MANAGER               PORTFOLIO MANAGER
EQUITIES                        FIXED INCOME

Doster J. Esh                   Andrew S. Toburen
PORTFOLIO ANALYST               PORTFOLIO MANAGER
CONVERTIBLE DEBT AND PREFERRED  FIXED INCOME
STOCK

Leslie M. Varrelman
PORTFOLIO MANAGER
FIXED INCOME

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                               C H A R T W E L L
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

FIXED INCOME RESULTS

CWF (AS A % OF TOTAL INVESTMENTS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds      45%
Converts   14%
REITs       5%
Utilities  10%
Equities   26%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
HIGH YIELD INDEX SPREAD OVER TREASURIES
(MERRILL LYNCH HIGH YIELD US CORPORATES CASH PAY INDEX, NOV 98-MAY 00)

Nov-98  511
Dec-98  537
Jan-99  528
Feb-99  485
Mar-99  487
Apr-99  440
May-99  449
Jun-99  450
Jul-99  452
Aug-99  458
Sep-99  479
Oct-99  492
Nov-99  461
Dec-99  444
Jan-00  453
Feb-00  489
Mar-00  579
Apr-00  593
May-00  615

HIGH YIELD BONDS

Rising short-term interest rates and volatile equity markets plagued high yield bonds during the six months ended May 31, 2000. The Merrill Lynch High Yield Cash Pay Index returned -2.34% for the period, as spreads widened aggressively from 461 basis points to 615 basis points (see graph). Factors contributing to the negative return included expectations of slower economic growth, withdrawals from high yield bond mutual funds, and limited buying from Collateralized Debt Obligations. Generally speaking, higher quality outperformed lower quality, as the BB-rated index returned -1.67% versus -6.31% for the CCC-rated index. The theater and supermarket sectors underperformed dramatically and weighed heavily on the index return (see graph). As of May 31, 2000, the yield to maturity on the Merrill Lynch High Yield Cash Pay Index was 12.47%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD SECTOR PERFORMANCE*
(11/30/99 - 5/31/00)

Shipping              4.8%
Energy                3.1%
Publishing/Printing   3.0%
Building Materials    1.8%
Chemicals             1.7%
Containers            1.5%
Homebuilders          1.1%
Utilities             1.1%
Gaming                0.9%
Media                 0.2%
Broadcasting          0.2%
Paper                -0.3%
Consumer Products    -0.8%
Healthcare           -2.0%
Steel                -2.1%
Telecommunications   -2.1%
Cable TV             -2.3%
Average              -2.3%
Restaurants          -3.1%
Food/Beverage        -4.3%
Specialty Retail     -4.7%
Automotive           -5.4%
Services             -9.1%
Supermarkets        -18.7%
Entertainment/Film  -29.0%

*MERRILL LYNCH HIGH YIELD US CORPORATES CASH PAY INDEX

The high yield bond portion of your portfolio returned -1.39% for the six months ended May 31, 2000, outperforming the index by 95 basis points (see graph). Our philosophy of focusing our investments in issuers that demonstrate improving credit profiles served us well, as we avoided bonds in the two worst performing sectors -- theaters and supermarkets. Our bias towards higher quality issuers also contributed to our outperformance for the period. The high yield portfolio continues to be well diversified, and generates a significant percentage of the current income of the Fund. Our emphasis on

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                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000
current income in the bond portion of your Fund has never been greater. From November 30, 1999 to May 31, 2000 the current yield (average coupon divided by average price) for the bond portion of your portfolio increased from 11.0% to 12.2%, versus 10.9% for the index on May 31, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LIQUIDITY PREMIUM, 1996-MAY '00*
(YIELD DIFFERENTIAL BETWEEN SMALL AND LARGE ISSUES.)
BASIS POINTS

1996   56
       81
       65
       57
       80
       66
       65
       80
       64
       50
       54
       63
1997   80
       66
       68
       68
       49
       63
       64
       54
      115
      177
      264
      233
1998  228
      242
      272
      265
      236
      207
      178
      142
      177
      228
      268
      266
1999  280
      294
      278
      338
      351
      388

Our outlook for the high yield bond market is favorable for two primary reasons. First, we believe that current spread levels are attractive, and that investors are well compensated for bearing the risks associated with high yield. Second, while economic growth appears to be slowing, the economy remains strong. Going forward, we intend to focus on bond issuers that demonstrate growing cash flows and improving credit profiles. As always, rigorous credit research will be the key to unlocking superior investment returns.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FIXED INCOME RETURNS:**
NOVEMBER 30, 1999 - MAY 31, 2000

CWF                           -1.39%
ML High Yield Cash Pay Index  -2.34%

* Small defined as $300,000,000 or less in total par value. Large defined is greater than $300,000,000 in total par value.

** Total return figures represent past performance and do not indicate future results, which will vary.

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                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

REAL ESTATE INVESTMENT TRUST (REIT) RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds      45%
Converts   14%
REITs       5%
Utilities  10%
Equities   26%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
REIT RETURNS:
NOVEMBER 30, 1999 - MAY 31, 2000

CWF              9.67%
MS REIT Index*  14.00%

*Morgan Stanley REIT Index

Building has slowed significantly, so new supply should not weigh down the market. Demand seems to be robust because of the strong economy. No REITs have come back to market for equity financing because they are not trading above NAV (thus it is uneconomic for companies to raise capital in this manner). Yield has come down commensurate with the increase in price (price and dividend yield move in the opposite direction), but is still very attractive considering the economic strength of most of the companies and the properties they own. The biggest area of concern is still in healthcare properties because of the negative regulatory environment these companies are forced to operate in. While Congress has made payment for ancillary healthcare services more available as a result of a few companies going bankrupt, there is still a cloud of uncertainty around the property owners who depend upon healthcare providers for rents. On the other hand, office properties have been very strong, driven by the strong business environment.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   CWF REITS
Industrial/Office        49%
Retail                    5%
Residential              11%
Lodging/Resorts           2%
Self Storage              8%
Health Care              16%
Mortgage/Misc             9%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   NAREIT INDEX
Industrial/Office           32%
Retail                      21%
Residential                 21%
Lodging/Resorts              5%
Self Storage                 4%
Health Care                  3%
Mortgage/Misc               14%

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                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

UTILITY RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds      45%
Converts   14%
REITs       5%
Utilities  10%
Equities   26%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
UTILITY RETURNS:
NOVEMBER 30, 1999 - MAY 31, 2000

CWF                     35.6%
S&P Electric Utility*   23.6%

*S&P Utility Sector

Utilities had quite a rebound over the past six months. These stocks benefited from two factors. The first is that they were very cheap on a relative basis as a result of two years of underperformance. Second, much of the utility world is being vastly changed by the advent of deregulation in the electricity market. We talked about this is the last report and it continues to come to fruition. Essentially, the economics of the traditional electric utility companies are completely changing, and offer much more positive return potential than at any time in the past. For a regulated utility, returns are based upon getting a certain return on invested equity. Therefore profits were capped on the upside at a certain ROE, such as 12%. While this added stability to the business, it took away the incentive to truly innovate the electric energy business. It also led utilities to over-invest, because they knew that ratepayers would be forced to give them a return on investment. Deregulation is changing this by treating electric utilities like any other business, with both the risks and profits associated with doing business. For some companies this means buying power from other power companies a continent away. For others it means SELLING their power in areas where demand is highest. In Philadelphia, Peco ships power from the Midwest across expansive power lines to support the air conditioning and lighting needs of their consumers, and the power needs of their refiners, pharmaceutical companies and steel mills. New companies such as Calpine and some older companies like Southern Energy are willing to buy and sell power, or build smaller plants for peak usage times because they can get a good return on their invested money. During the upcoming hot summer, the US will need as much new power generation, and flexibility of delivery as possible to meet the diverse needs of our consumers and industry.

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                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

CONVERTIBLE SECURITIES RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds      45%
Converts   14%
REITs       5%
Utilities  10%
Equities   26%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
CONVERTIBLE RETURNS:
NOVEMBER 30, 1999 - MAY 31, 2000

CWF                                                -2.72%
Merrill Lynch Convertible Yield Alternative Index  -3.58%
Merrill Lynch Convertible Total Return Index       -4.25%
Merrill Lynch All Convertible Index                 9.46%

This past period was actually a very difficult time for convertible markets, largely because the existing market is dominated by high technology and biopharmaceutical names. When the equities underlying the convertibles fell in value, this also hurt the value of the convertible security. We have put a significant amount of technology weighting in the form of convertibles because of the protection against downside risk and enhanced income. Typically, a convertible holder expects to participate in a portion of the advance or decline of the underlying equity, depending upon the terms of the convertible security.

The Fund experienced mixed results in the convertible portion. While the overall performance was down with the rest of the asset class, a few convertibles stood out. One exceptional success over the past six months was The AES Corporation convertible bonds, now trading near $140. The company is taking advantage of a global shortage of power in both developed and developing nations. They both fulfill a necessary social position by bringing inexpensive power to all parts of the world and are hard-nosed negotiators who have handled themselves well in foreign domiciles. Another interesting and very successful preferred stock investment has been "DECS" Trust VI Convertible Preferred. This company performs the hard labor of building the internet by literally working in the sewers and underground piping of major cities to string fiber-optic cable by the thousands. This work requires both tremendous engineering expertise and a firm understanding of the regulatory requirements of each area.

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                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

For the past six months, the market priced dozens of new deals in the biotech and Internet space until the beginning of March. Unfortunately, the market then fell apart and all new issuance stopped. It may have been partially BECAUSE so many companies came to the capital markets for money that the market fell apart. After all, there were suddenly far more securities to invest a limited pool of money into. This imbalance in the convertible market should mitigate itself over the next six to twelve months as older convertibles either expire or are called.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CWF CONVERTIBLES

Communications      31%
Energy               0%
Financials           7%
Capital Goods       13%
Healthcare           7%
Basic Materials      1%
Consumer Cyclicals   4%
Consumer Staples     8%
Technology          23%
Utilities            5%
Transportation       1%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
INDEX*

Communications      22%
Energy               8%
Financials           6%
Capital Goods        1%
Healthcare          12%
Basic Materials      3%
Consumer Cyclicals   5%
Consumer Staples    12%
Technology          27%
Utilities            3%
Transportation       1%

*Merrill Lynch All Convertible Index.

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                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

GENERAL COMMON STOCK RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds      45%
Converts   14%
REITs       5%
Utilities  10%
Equities   26%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
CWF

Basic Materials    2%
Capital Goods      7%
Communications    14%
Consumer Staples   3%
Energy            14%
Financials        25%
Healthcare         8%
Technology        27%

A roller coaster ride is the best description of the broad equity markets over the past six months. Much as in convertibles, technology and biotech companies had monumental returns from November through February. New companies came to market while older companies came BACK to the market for more funding. Capital was essentially free to highflying companies with a net-based business plan, access to genomic research, or the promise of either. The best description for this situation is clearly as a speculative bubble. Like most bubbles fueled by irrational investment expectations and assumptions, this one popped, with the NASDAQ losing as much as 38% of its value. The Fund, unfortunately, did not escape the fall entirely, although our value style of investing meant that overall equity returns outperformed the broader markets.

Performance leadership was pretty broad based. In telecommunications, U.S.
West, Inc. (USW) did very well relative to other Regional Bell Operating Companies (RBOCs) because of its impending merger with Quest Communications Corp. Similarly, while most retailers have faltered, the Limited (LTD) has continued to strengthen its lines and open new stores, which is reflected in the stock's appreciation. Finally, in financials, Hartford Financial Services
Group, Inc. (HIG) had an explosive six months as a result of somewhat better pricing in insurance products, conservative underwriting disciplines and the commitment to repurchase its top-tier life insurance arm, Hartford Life, Inc. We feel that focusing on leadership companies when they are inexpensive is one of the hallmarks of good stockpicking, and part of the foundation of the CWF process.

UTILIZATION OF LEVERAGE

The Chartwell Dividend and Income Fund has utilized leverage through the issuance of commercial paper. As of May 31, 2000, the Fund had $60 million in leverage outstanding in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's net assets.

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                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Commercial Paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to Commercial Paper holders is significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, IF SHORT-TERM INTEREST RATES RISE, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NET ASSET VALUE WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the fund's common stock may also decline.

DIVIDENDS & DISTRIBUTIONS

The Fund currently intends to distribute a monthly fixed amount to shareholders in the amount of $0.1033 per share. The Fund's final distribution for each calendar year will exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed net investment company taxable income and net capital gain, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board of Directors reserves the right to change the aforementioned dividend policy from time-to-time.

                                       13
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                        MARKET
                                          NUMBER OF     VALUE
                                           SHARES      (NOTE 1)
COMMON STOCK--50.3%                       ---------    --------
BASIC MATERIALS--0.6%
Abitibi-Consolidated Inc. ..............    100,000  $  1,056,250
                                                     ------------
BANKING & FINANCE--8.2%
American General Corporation............     13,100       839,219
Bank of America Corporation.............     25,000     1,389,062
Bank One Corporation....................     32,400     1,071,225
Fannie Mae(a)...........................     40,300     2,423,037
Freddie Mac.............................     20,000       890,000
Hartford Life, Inc. ....................     17,000       853,187
Household International, Inc.(a)........     25,000     1,175,000
MBNA Corporation(a).....................     70,000     1,951,250
Nationwide Financial Services, Inc. ....     35,000       993,125
The Chase Manhattan Corporation ........     32,000     2,390,000
Union Planters Corporation..............     50,000     1,562,500
                                                     ------------
                                                       15,537,605
                                                     ------------
CAPITAL GOODS--6.7%
Hewlett-Packard Company.................     22,000     2,642,750
Honeywell International Inc. ...........     30,000     1,640,625
International Business Machines
  Corporation...........................     30,000     3,219,375
Pitney Bowes Inc.(a)....................     42,100     1,831,350
Thomas & Betts Corporation(a)...........     40,000     1,135,000
Xerox Corporation(a)....................     80,400     2,180,850
                                                     ------------
                                                       12,649,950
                                                     ------------
CONSUMER CYCLICAL--0.9%
Bausch & Lomb Incorporated(a)...........     20,000     1,390,000
Intimate Brands, Inc. ..................     10,000       235,625
                                                     ------------
                                                        1,625,625
                                                     ------------
CONSUMER NON-DURABLE--1.1%
Kimberly-Clark Corporation..............     16,145       976,773
Philip Morris Companies Inc. ...........     40,000     1,045,000
                                                     ------------
                                                        2,021,773
                                                     ------------
ENERGY--5.7%
BP Amoco Plc, ADR(a)....................     82,000     4,458,750
Conoco Inc. ............................     16,826       479,541
Kerr-McGee Corporation..................      3,650       217,859
The Coastal Corporation.................      8,000       491,000
The Williams Companies, Inc. ...........     68,900     2,863,656
USX-Marathon Group(a)...................     82,900     2,253,844
                                                     ------------
                                                       10,764,650
                                                     ------------
HEALTHCARE--1.8%
Baxter International Inc.(a)............     30,000     1,995,000
Schering-Plough Corporation.............     30,000     1,451,250
                                                     ------------
                                                        3,446,250
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000
SCHEDULE OF INVESTMENTS (UNAUDITED)  (CONTINUED)

                                                        MARKET
                                          NUMBER OF     VALUE
                                           SHARES      (NOTE 1)
COMMON STOCK (CONCLUDED)                  ---------    --------
HOTELS--0.1%
Wyndham International, Inc.(b)..........    107,333  $    201,249
                                                     ------------
REAL ESTATE*--6.1%
AMRESCO Capital Trust...................    100,000     1,018,750
AvalonBay Communities, Inc. ............     31,500     1,252,125
Boston Properties, Inc. ................     30,700     1,072,581
Cabot Industrial Trust..................     49,900       966,813
Duke-Weeks Realty Corporation...........     53,820     1,160,494
Healthcare Realty Trust, Inc. ..........     92,587     1,539,259
LTC Properties, Inc. ...................     50,000       309,375
Meditrust Companies.....................     46,000        86,250
ProLogis Trust..........................     91,400     1,890,837
Reckson Associates Realty Corporation...     25,000       548,437
Shurgard Storage Centers, Inc. .........     42,200       967,963
Tanger Factory Outlet Centers, Inc. ....     26,000       606,125
                                                     ------------
                                                       11,419,009
                                                     ------------
TECHNOLOGY--4.6%
Lucent Technologies Inc. ...............     50,000     2,868,750
Motorola, Inc. .........................     20,000     1,875,000
National Semiconductor Corporation......     61,000     3,278,750
Nortel Networks Corporation.............     12,563       682,328
                                                     ------------
                                                        8,704,828
                                                     ------------
TELECOMMUNICATIONS--4.4%
ALLTEL Corporation......................     20,000     1,308,750
AT&T Corp. .............................      5,400       187,313
SBC Communications Inc. ................     17,500       764,531
Sprint Corporation......................     30,000     1,815,000
U S West, Inc.(a).......................     37,800     2,721,600
WorldCom Inc.(a)........................     42,000     1,580,250
                                                     ------------
                                                        8,377,444
                                                     ------------
UTILITIES--10.1%
Columbia Energy Group...................     52,800     3,415,500
Constellation Energy Group, Inc. .......     33,910     1,163,537
Kinder Morgan Energy Partners L.P. .....     30,000     1,149,375
MCN Energy Group Inc. ..................    143,700     3,278,156
New Century Energies, Inc. .............     25,600       860,800
NiSource Inc. ..........................    162,700     2,938,769
Potomac Electric Power Company..........     50,000     1,296,875
The Montana Power Company...............     64,200     2,427,563
USEC Inc. ..............................    150,000       693,750
Western Resources, Inc. ................    113,300     1,770,313
                                                     ------------
                                                       18,994,638
                                                     ------------
TOTAL COMMON STOCK (COST
  $106,705,007).........................               94,799,271
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000
SCHEDULE OF INVESTMENTS (UNAUDITED)  (CONTINUED)

                                             NUMBER OF          MARKET
                                          SHARES/PRINCIPAL       VALUE
                                               AMOUNT          (NOTE 1)
CONVERTIBLE PREFERRED STOCK--5.9%         ----------------     --------
BANKING & FINANCE--0.3%
Conseco Financing Trust IV "PRIDES"
  7.000%................................            55,600  $       514,300
                                                            ---------------
BASIC MATERIALS--0.6%
Georgia-Pacific Group "PEPS" 7.500%.....            30,000        1,091,250
                                                            ---------------
CAPITAL GOODS--0.4%
Peak "TrENDS" Trust 9.000%..............           101,500          748,562
                                                            ---------------
COMMUNICATIONS--1.6%
"DECS" Trust VI 6.250%(c)...............            40,000        2,228,750
MediaOne Group, Inc. "PIES" 7.000%(d)...            20,000          905,000
                                                            ---------------
                                                                  3,133,750
                                                            ---------------
TECHNOLOGY--0.8%
Titan Capital Trust 5.750%+.............            30,000        1,440,000
                                                            ---------------
TELECOMMUNICATIONS--2.2%
Global Crossing Ltd. 6.375%+............            20,000        1,525,000
Global Crossing Ltd. 6.750%.............             5,000        1,101,875
Global Crossing Ltd. 7.000%+............             4,000          714,000
WinStar Communications, Inc. 7.250%+....             1,000          890,000
                                                            ---------------
                                                                  4,230,875
                                                            ---------------
TOTAL CONVERTIBLE PREFERRED STOCK
  (COST $14,923,300)....................                         11,158,737
                                                            ---------------

NON-CONVERTIBLE BONDS--61.0%
BROADCASTING--0.3%
Echostar DBS Corp. 9.250%, 2/01/06......  $        500,000          473,750
                                                            ---------------
BUILDING PRODUCTS AND SERVICES--2.0%
Lennar Corporation 9.950%, 5/01/10+.....         1,000,000          952,500
Nortek, Inc. 9.875%, 3/01/04............         3,000,000        2,850,000
                                                            ---------------
                                                                  3,802,500
                                                            ---------------
CABLE, MEDIA & PUBLISHING--4.2%
Alliance Atlantis Communications
  Corporation 13.000%, 12/15/09.........         3,000,000        3,045,000
Fox Family Worldwide, Inc. 9.250%,
  11/01/07..............................         2,500,000        2,150,000
XM Satellite Radio Holdings Inc.
  14.000%, 3/15/10 (e)+.................         3,000,000        2,655,000
                                                            ---------------
                                                                  7,850,000
                                                            ---------------
CONTAINERS, PACKAGING & GLASS--1.0%
Huntsman Packaging Corporation 13.000%,
  6/01/10 (f)+..........................         2,000,000        1,975,000
                                                            ---------------
DIVERSIFIED NATURAL RESOURCES--1.0%
APP China Group Ltd. 14.000%,
  3/15/10+..............................         3,000,000        1,927,500
                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000
SCHEDULE OF INVESTMENTS (UNAUDITED)  (CONTINUED)

                                             NUMBER OF          MARKET
                                          SHARES/PRINCIPAL       VALUE
                                               AMOUNT          (NOTE 1)
NON-CONVERTIBLE BONDS (CONTINUED)         ----------------     --------
ENERGY--2.5%
Chesapeake Energy Corporation 9.625%,
  5/01/05...............................  $      3,000,000  $     2,876,250
Frontier Oil Corporation 11.750%,
  11/15/09..............................         2,000,000        1,930,000
                                                            ---------------
                                                                  4,806,250
                                                            ---------------
ENVIRONMENTAL--1.9%
Allied Waste North American Industries
  Inc. 10.000%, 8/01/09.................         2,000,000        1,590,000
Stericycle, Inc. 12.375%, 11/15/09......         2,000,000        2,040,000
                                                            ---------------
                                                                  3,630,000
                                                            ---------------
FINANCIAL SERVICES--5.0%
CB Richard Ellis Services, Inc. 8.875%,
  6/01/06...............................         2,000,000        1,740,000
DVI, Inc. 9.875%, 2/01/04...............         1,370,000        1,253,550
Madison River Capital 13.250%,
  3/01/10+..............................         7,000,000        6,335,000
                                                            ---------------
                                                                  9,328,550
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--1.5%
Triarc Consumer Products Group LLC
  10.250%, 2/15/09......................         3,000,000        2,820,000
                                                            ---------------
GAMING--4.7%
Coast Hotels and Casinos, Inc. 9.500%,
  4/01/09...............................         2,000,000        1,885,000
Hollywood Casino Corporation 11.250%,
  5/01/07...............................         2,000,000        2,030,000
MGM Grand, Inc. 9.750%, 6/01/07.........         5,000,000        4,968,750
                                                            ---------------
                                                                  8,883,750
                                                            ---------------
HOTELS--1.8%
Extended Stay America, Inc. 9.150%,
  3/15/08...............................         3,850,000        3,445,750
                                                            ---------------
INDUSTRIALS--4.5%
Euramax International plc 11.250%,
  10/01/06..............................         3,000,000        2,925,000
Gentek, Inc. 11.000%, 8/01/09...........         3,000,000        3,007,500
Juno Lighting, Inc. 11.875%, 7/01/09....         1,500,000        1,297,500
Knowles Electronics, Inc. 13.125%,
  10/15/09+.............................         1,500,000        1,254,375
                                                            ---------------
                                                                  8,484,375
                                                            ---------------
LEISURE & ENTERTAINMENT--0.7%
Marvel Enterprises, Inc. 12.000%,
  6/15/09...............................         2,000,000        1,312,500
                                                            ---------------
RETAIL--2.3%
Mothers Work Inc. 12.625%, 8/01/05......         2,000,000        1,870,000
Musicland Group 9.000%, 6/15/03.........         2,665,000        2,411,825
                                                            ---------------
                                                                  4,281,825
                                                            ---------------
STEEL--2.0%
WCI Steel Inc. 10.000%, 12/01/04........         4,000,000        3,800,000
                                                            ---------------
TECHNOLOGY--2.3%
NorthPoint Communication Group, Inc.
  12.875%, 2/15/10+.....................         2,000,000        1,730,000
PSINet Inc. 10.500%, 12/01/06...........         3,000,000        2,685,000
                                                            ---------------
                                                                  4,415,000
                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000
SCHEDULE OF INVESTMENTS (UNAUDITED)  (CONTINUED)

                                                                MARKET
                                             PRINCIPAL           VALUE
                                               AMOUNT          (NOTE 1)
NON-CONVERTIBLE BONDS (CONCLUDED)            ---------         --------
TELECOMMUNICATIONS--20.0%
360networks Inc. 13.000%, 5/01/08+......  $      1,500,000  $     1,488,750
Alestra S.A., 12.125%, 5/15/06..........           610,000          544,425
ASAT Finance LLC 12.500%, 11/01/06+.....         4,500,000        4,758,750
FLAG Telecom Holdings Limited
  11.625%, 3/30/10+.....................         2,000,000        1,850,000
Leap Wireless International, Inc.
  12.500%, 4/01/10 (g)+.................         2,000,000        1,850,000
McLeodUSA Incorporated 10.500%,
  3/01/07 (h)...........................         3,000,000        2,377,500
MGC Communications, Inc. 13.000%,
  4/01/10+..............................         4,000,000        3,800,000
Nextel Communications, Inc. 9.375%,
  11/15/09..............................         3,000,000        2,835,000
NEXTLINK Communications, Inc.
  10.750%, 11/15/08.....................         2,250,000        2,168,438
Orius Capital Corp. 12.750%, 2/01/10+...         2,000,000        2,040,000
PAC-West Telecomm, Inc. 13.500%,
  2/01/09...............................         2,500,000        2,512,500
Spectrasite Holdings, Inc. 10.750%,
  3/15/10+..............................         3,000,000        2,947,500
Viatel Inc. 11.250%, 4/15/08............         3,000,000        2,340,000
VoiceStream Wireless Corporation
  10.375%, 11/15/09.....................         3,000,000        3,090,000
Williams Communication Group, Inc.
  10.700%, 10/01/07.....................         3,000,000        3,060,000
                                                            ---------------
                                                                 37,662,863
                                                            ---------------
TRANSPORTATION & SHIPPING--1.2%
North American Van Lines, Inc.
  13.375%, 12/01/09+....................         2,000,000        1,890,000
Preston Corporation 7.000%, 5/01/11.....           500,000          382,500
                                                            ---------------
                                                                  2,272,500
                                                            ---------------
UTILITIES--2.1%
The AES Corporation 10.250%, 7/15/06....         4,000,000        3,910,000
                                                            ---------------
TOTAL NON-CONVERTIBLE BONDS
  (COST $121,589,884)...................                        115,082,113
                                                            ---------------
CONVERTIBLE BONDS--12.7%
CONSUMER CYCLICALS--1.1%
Activision, Inc. 6.750%, 1/01/05........         2,140,000        1,425,775
Young & Rubicam Inc. 3.000%, 1/15/05+...           750,000          713,437
                                                            ---------------
                                                                  2,139,212
                                                            ---------------
CONSUMER STAPLES--0.3%
Fieldcrest Cannon, Inc. 6.000%,
  3/15/12...............................         2,000,000          560,000
                                                            ---------------
HEALTHCARE--1.3%
CuraGen Corporation 6.000% 2/02/07+.....           700,000          437,500
Invitrogen Corporation 5.500%,
  3/01/07+..............................         1,000,000          721,250
Sunrise Assisted Living, Inc. 5.500%,
  6/15/02...............................         1,500,000        1,275,000
                                                            ---------------
                                                                  2,433,750
                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000
SCHEDULE OF INVESTMENTS (UNAUDITED)  (CONTINUED)

                                             PRINCIPAL
                                              AMOUNT/           MARKET
                                                # OF             VALUE
                                             CONTRACTS         (NOTE 1)
CONVERTIBLE BONDS (CONCLUDED)                ---------         --------
TECHNOLOGY--6.3%
American Tower Corporation 5.000%,
  2/15/10+..............................  $      1,000,000  $       933,750
Amkor Technology, Inc. 5.000%,
  3/15/07+..............................         1,500,000        1,530,000
Arbor Software Corp. 4.500%, 3/15/05+...         1,750,000        1,498,437
Cypress Semiconductor Corporation
  4.000%, 2/01/05.......................           500,000          596,250
Internet Capital Group, Inc. 5.500%,
  12/21/04..............................         3,000,000        1,841,250
Juniper Networks, Inc. 4.750%,
  3/15/07...............................           750,000          615,938
National Data Corporation 5.000%,
  11/01/03..............................         1,500,000        1,203,750
Samina Corp. 4.250%, 5/01/04+...........           500,000          780,625
Semtech Corporation 4.500%, 2/01/07+....         1,500,000        1,306,875
Vitesse Semiconductor Corporation
  4.000%, 3/15/05+......................         2,000,000        1,587,500
                                                            ---------------
                                                                 11,894,375
                                                            ---------------
TELECOMMUNICATIONS--2.8%
Gilat Satellite Networks Ltd. 4.250%,
  3/15/05+..............................         1,000,000          725,000
Global Telesystems Group, Inc. 5.750%,
  7/01/10...............................           850,000          478,125
ITC/DeltaCom, Inc. 4.500%, 5/15/06+.....         1,500,000        1,400,625
Level 3 Communications, Inc.
  6.000%, 9/15/09.......................           500,000          678,125
  6.000%, 3/15/10.......................         1,500,000        1,263,750
Primus Telecommunications Group,
  Incorporated 5.750%, 2/15/07+.........         1,000,000          710,000
                                                            ---------------
                                                                  5,255,625
                                                            ---------------
UTILITIES--0.9%
The AES Corporation 4.500%, 8/15/05.....         1,000,000        1,657,500
                                                            ---------------
TOTAL CONVERTIBLE BONDS
  (COST $29,466,742)....................                         23,940,462
                                                            ---------------
OPTIONS WRITTEN--(0.4%)
BP Amoco Plc, ADR Jun. 55 Call..........              (400)         (40,000)
Bausch & Lomb Incorporated Jun. 65
  Call..................................              (100)         (75,000)
Baxter International Inc. Jun. 65
  Call..................................              (200)         (62,500)
Baxter International Inc. Jun. 70
  Call..................................              (100)          (8,750)
Fannie Mae Jun. 65 Call.................              (200)          (7,500)
Household International, Inc. Jun. 40
  Call..................................              (250)        (168,750)
MBNA Corporation Jun. 30 Call...........              (400)         (12,500)
Pitney Bowes Inc. Jun. 45 Call..........              (200)         (15,000)
Thomas & Betts Corporation Jun. 35
  Call..................................              (400)          (2,500)
USX-Marathon Group Jul. 25 Call.........              (500)        (156,250)
U S West, Inc. Jun. 70 Call.............              (300)        (105,000)
WorldCom Inc. Jun. 45 Call..............              (120)          (1,500)
Xerox Corporation Jul. 25 Call..........              (400)        (120,000)
                                                            ---------------
                                                                   (775,250)
                                                            ---------------
TOTAL OPTIONS WRITTEN (PREMIUM RECEIVED
  $885,513).............................                           (775,250)
                                                            ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       19
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000
SCHEDULE OF INVESTMENTS (UNAUDITED)  (CONCLUDED)

                                                                MARKET
                                             NUMBER OF           VALUE
                                               SHARES          (NOTE 1)
OTHER SECURITIES--0.2%                       ---------         --------
Asat Finance Warrants (b)(i)............             3,500  $       386,750
                                                            ---------------
TOTAL INVESTMENTS--129.7%
  (COST $271,799,420)...................                        244,592,083
OTHER LIABILITIES IN EXCESS OF
ASSETS--(29.7%).........................                        (55,980,007)
                                                            ---------------
NET ASSETS--100%........................                    $   188,612,076
                                                            ---------------

----------------
ACES--Adjustable Conversion-rate Equity Security
ADR--American Depository Receipts
DECS--Dividend Enhanced Convertible Stock
PEPS--Premium Equity Participating Security
PIES--Premium Income Equity Security
PRIDES--Preferred Redeemable Increased Dividend Security
STRYPES--Structured Yield Product Exchangeable For Stock
TrENDS--Trust Enhanced Dividend Security

  *  Real Estate Investment Trust.
  + Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2000, these securities amounted to $54,368,374 or 28.8% of net assets.
(a)  Partially held by the custodian as coverage for open call options.
(b)  Non-income producing.
(c)  Convertible into common stock of Metromedia Fiber Network, Inc.
(d)  Convertible into common stock of Vodafone Airtouch Public Limited Company
     (ADR).
(e) Warrants are attached. Each warrant entitles the holder to purchase 8.0248 shares of Class A Common Stock at $49.50 per share. The warrants are exercisable until 3/15/10.
(f) Warrants are attached. Each warrant entitlies the holder to purchase 5.146 shares of Common Stock at $96.80 per share. The warrants are exercisable until 4/15/10.
(g) Warrants are attached. Each warrant entitles the holder to purchase 3% share of Common Stock at $0.01 per share. The warrants are exercisable until 6/01/10.
(h) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(i) Each warrant entitles the holder to purchase 2.3944 shares at an exercise price of $18.60 per share. The warrants are exercisable until 11/01/06.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       20
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000
STATEMENT OF ASSETS AND LIABILITIES

AS OF MAY 31, 2000 (UNAUDITED)

ASSETS:
Investments, at value (cost $272,684,933)
  (Note 1)........................................  $245,367,333
Cash..............................................    1,130,585
Interest receivable...............................    3,627,978
Dividends receivable..............................      147,656
Prepaid expenses and other assets.................       43,542
                                                    -----------
    Total assets..................................  250,317,094
                                                    -----------

LIABILITIES:
Commerical paper (Note 4).........................   59,534,750
Call options written, at value (premium $885,513)
  (Note 1)........................................      775,250
Payable for securities purchased..................      683,662
Dividends to shareholders.........................      341,101
Payable for investment management fees (Note 2)...      197,550
Payable for administration fees (Note 2)..........       31,192
Accrued expenses and other liabilities............      141,513
                                                    -----------
    Total liabilities.............................   61,705,018
                                                    -----------
NET ASSETS........................................  $188,612,076
                                                    ===========

NET ASSETS CONSIST OF:
  Common Stock, $0.01 par value
    (authorized 100,000,000 shares)...............  $   155,371
  Paid-in surplus.................................  226,532,849
  Distributions in excess of net investment
    income........................................   (2,729,435)
  Accumulated net realized loss on investments and
    options.......................................   (8,139,372)
  Net unrealized depreciation on investments and
    options.......................................  (27,207,337)
                                                    -----------
NET ASSETS........................................  $188,612,076
                                                    ===========

NET ASSET VALUE PER SHARE:
  $188,612,076  DIVIDED BY 15,537,071 shares of
    Common Stock issued and outstanding...........  $     12.14
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       21
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
MAY 31, 2000 (UNAUDITED)

INVESTMENT INCOME: (NOTE 1)
Interest and discount earned......................  $7,256,296
Dividends (net of $4,250 foreign withholding
  tax)............................................   2,797,510
                                                    ----------
    Total investment income.......................  10,053,806
                                                    ----------

EXPENSES:
Investment management fees (Note 2)...............   1,217,648
Administration fees (Note 2)......................     192,260
Commercial paper fees.............................     106,772
Professional fees.................................      62,435
Transfer agent fees...............................      32,252
Printing and shareholder reports..................      29,381
Custodian fees....................................      20,634
Pricing fees......................................      13,362
Registration fees.................................      12,371
Directors' fees and expenses......................       5,500
Other operating expenses..........................      16,159
                                                    ----------
  Total operating expenses........................   1,708,774
  Interest expense................................   1,834,442
                                                    ----------
    Total expenses................................   3,543,216
                                                    ----------
    NET INVESTMENT INCOME.........................   6,510,590
                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS: (NOTE 1)
Net realized gain on investments..................   1,016,575
Net realized gain on options written..............   2,057,308
                                                    ----------
                                                     3,073,883
Change in net unrealized depreciation on
  investments and options.........................  (6,201,209)
                                                    ----------
    Net realized and unrealized loss on
     investments and options......................  (3,127,326)
                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $3,383,264
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       22
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED
MAY 31, 2000 (UNAUDITED)

INCREASE (DECREASE) IN CASH
Cash flows provided from (used for) operating
  activities:
  Interest and dividends received.................  $  9,289,296
  Operating expenses paid.........................    (1,683,807)
  Interest expense paid...........................    (1,664,950)
  Purchase of long-term portfolio investments.....  (234,611,936)
  Proceeds from sale of long-term portfolio
    investments...................................   227,136,591
  Net cash provided from options transactions.....     2,894,347
  Other...........................................        41,668
                                                    ------------
    Net cash provided from operating activities...     1,401,209
                                                    ------------
Cash flows used for financing activities:
  Net cash used for commercial paper issuance.....       (75,184)
  Cash dividends paid to shareholders.............    (9,690,242)
                                                    ------------
    Net cash used for financing activities........    (9,765,426)
                                                    ------------
Net decrease in cash..............................    (8,364,217)
  Cash at beginning of period.....................     9,494,802
                                                    ------------
  Cash at end of period...........................  $  1,130,585
                                                    ============
RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS
  TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations......................................  $  3,383,264
                                                    ------------
  Increase in investments.........................    (1,352,106)
  Net realized gain on investments transactions...    (3,073,883)
  Net change in unrealized depreciation on
    investments...................................     6,201,209
  Decrease in receivable for securities sold......     1,596,978
  Increase in interest and dividend receivable....    (1,158,995)
  Decrease in other assets........................        41,668
  Decrease in payable for securities purchased....    (4,431,385)
  Increase in accrued expenses and other
    liabilities...................................       194,459
                                                    ------------
    Total adjustments.............................    (1,982,055)
                                                    ------------
Net cash provided from operating activities.......  $  1,401,209
                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       23
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                          FOR THE SIX
                                          MONTHS ENDED       FOR THE
                                          MAY 31, 2000     YEAR ENDED
                                          (UNAUDITED)   NOVEMBER 30, 1999
                                          ------------  -----------------
OPERATIONS:
  Net investment income.................  $ 6,510,590     $ 13,606,743
  Net realized gain (loss) on
    investments.........................    1,016,575      (11,350,524)
  Net realized gain on options
    written.............................    2,057,308          153,174
  Change in net unrealized depreciation
    on investments and options..........   (6,201,209)      (8,464,314)
                                          ------------    ------------
Net increase (decrease) in net assets
  resulting from operations.............    3,383,264       (6,054,921)
                                          ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................   (6,900,441)     (13,296,008)
  Distributions in excess of net
    investment income...................   (2,729,435)              --
  Distributions from realized short-term
    capital gains.......................           --         (477,502)
  Tax return of capital.................           --       (5,459,620)
                                          ------------    ------------
Net decrease in net assets resulting
  from dividends and distributions......   (9,629,876)     (19,233,130)
                                          ------------    ------------
CAPITAL STOCK TRANSACTIONS:
  Reinvestment of dividends resulting in
    the issuance of Common Stock........           --          994,563
                                          ------------    ------------
Net increase in net assets resulting
  from Common Stock transactions........           --          994,563
                                          ------------    ------------
Total decrease in net assets............   (6,246,612)     (24,293,488)
                                          ------------    ------------
NET ASSETS:
  Beginning of period...................  194,858,688      219,152,176
                                          ------------    ------------
  End of period (including undistributed
    (distributions in excess of)
    net investment income of
    ($2,729,435) and $389,851,
    respectively).......................  $188,612,076    $194,858,688
                                          ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       24
                                     ------
                               C H A R T W E L L

FINANCIAL HIGHLIGHTS

                                                                FOR THE                        FOR THE
                                                              SIX MONTHS                     PERIOD FROM
                                                                 ENDED      FOR THE YEAR      JUNE 29,
                                                                MAY 31,         ENDED         1998* TO
                                                                 2000       NOVEMBER 30,    NOVEMBER 30,
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED     (UNAUDITED)       1999            1998
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.        -----------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $  12.54       $  14.17        $  14.96+
                                                               --------       --------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (1).................................       0.42           0.88            0.40
  Net realized and unrealized gain (loss) on investment
    transactions............................................      (0.20)         (1.27)          (0.78)
                                                               --------       --------        --------
    Total from investment operations........................       0.22          (0.39)          (0.38)
                                                               --------       --------        --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income......................      (0.44)         (0.86)          (0.41)
  Distributions in excess of net investment income..........      (0.18)            --              --
  Distributions from realized short-term gains..............         --          (0.03)             --
  Tax return of capital.....................................         --          (0.35)             --
                                                               --------       --------        --------
    Total dividends and distributions.......................      (0.62)         (1.24)          (0.41)
                                                               --------       --------        --------
NET ASSET VALUE, END OF PERIOD..............................   $  12.14       $  12.54        $  14.17
                                                               ========       ========        ========
MARKET VALUE, END OF PERIOD.................................   $  10.38       $  10.50        $  14.19
                                                               ========       ========        ========
TOTAL RETURN BASED ON: (2)
  Net asset value...........................................       2.58%         (2.47)%         (2.48)%
                                                               ========       ========        ========
  Market value..............................................       4.70%        (18.44)%         (2.62)%
                                                               ========       ========        ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted)...................   $188,612       $194,859        $219,152
                                                               ========       ========        ========
  Total expenses............................................       3.60%(5)       2.03%           1.32%(5)
  Total operating expenses (4)..............................       1.63%(5)       1.35%           1.32%(5)
  Commercial paper expenses.................................       1.97%(5)       0.68%            N/A
  Net investment income.....................................       6.61%(5)       6.51%           6.99%(5)
  Portfolio turnover........................................         90%           119%             27%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of period (000
    omitted)................................................   $ 60,000       $ 60,000             N/A
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted).........................   $ 59,529       $ 59,689             N/A
  Asset coverage per $1,000 at end of period................   $  4,205       $  4,378             N/A

----------------
 *  Commencement of operations.
 + Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares.
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper expenses.
(5) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       25
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of common stock for $100,005 to Chartwell Investment Partners, L.P. (the "Manager"). Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION: Portfolio securities listed or traded on a national securities exchange, except for debt securities, are valued at the last sale price as of the close of regular trading on the New York Stock Exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Long-term debt securities are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All securities and assets for which quotations are not readily available are valued at fair value as determined in good faith and pursuant to a method approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost.

CASH AND CASH EQUIVALENTS: Idle cash is swept into a money market fund at PNC Bank, N.A., the Fund's custodian, and is classified as a cash equivalent. Amounts so invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the portfolio is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call expires on its stipulated expiration date, or if the portfolio enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders monthly from net investment income and short-term gains. Long-term capital gains, if any, in excess of loss carryforwards are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                                       26
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. The Fund's fixed dividend policy may result in a tax return of capital.

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized over the life of the commercial paper using the straight line method.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" means the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.

The Fund has entered into an administration agreement with Princeton Administrators, L.P. (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the Fund's average weekly Managed Assets, subject to a monthly minimum fee of $12,500.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director who is not an "affiliated person" as defined in the Act a fee of $4,000 per year plus $250 for each meeting attended.

For the six months ended May 31, 2000, the Fund incurred fees of which $37,449 has been expensed, to Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

NOTE 3. PURCHASES AND SALES OF INVESTMENTS

For the six months ended May 31, 2000, purchases and sales of investments, excluding short-term investments, totaled $230,180,551 and $224,925,642 respectively.

At May 31, 2000, the cost and unrealized appreciation/depreciation of investments for federal income tax purposes was as follows:

Cost of investments...............................  $271,921,208
                                                    ===========
Gross unrealized appreciation.....................  $ 6,749,554
Gross unrealized depreciation.....................  (34,078,679)
                                                    -----------
Net unrealized depreciation.......................  $(27,329,125)
                                                    ===========

                                       27
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

The following table summarizes the Fund's call options written for the six months ended May 31, 2000.

                                          NUMBER OF
                                          CONTRACTS     PREMIUMS
                                          ----------  ------------
Options outstanding November 30, 1999...        300   $    48,473
Options written.........................     14,760     4,545,452
Options exercised.......................     (5,659)   (1,807,561)
Options expired.........................     (3,721)   (1,030,098)
Options closed..........................     (2,110)     (870,753)
                                           --------   -----------
Options outstanding May 31, 2000........      3,570   $   885,513
                                           ========   ===========

NOTE 4. COMMERCIAL PAPER

As of May 31, 2000, $60,000,000 of commercial paper was outstanding with an amortized cost of $59,534,750. The average discount rate of commercial paper outstanding at May 31, 2000 was 6.50%. The average daily balance of commercial paper outstanding for the six months ended May 31, 2000 was $59,529,101 at a weighted average discount rate of 6.15%. The maximum amount of commercial paper outstanding at any time during the six months ended was $60,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the six months ended May 31, 2000, there were no borrowings under this arrangement.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 15,537,071 shares of common stock outstanding at May 31, 2000, the Manager owned 8,015 shares.

For the six months ended May 31, 2000 and the year ended November 30, 1999, the Fund issued -0-, and 73,568 shares respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. SUBSEQUENT EVENT

The Board of Directors of the Fund declared the following dividends:

  DECLARATION DATE      RECORD DATE   PAYABLE DATE   DIVIDEND RATE
---------------------  -------------  -------------  --------------
    June 1, 2000       June 20, 2000  June 30, 2000     $0.1033
    July 3, 2000       July 21, 2000  July 31, 2000     $0.1033

                                       28
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

NOTE 8. CAPITAL LOSS CARRYFORWARDS

The following summarizes the capital loss carryforwards as of November 30, 1999. This capital loss carryforward is available to offset future gains.

EXPIRING IN FISCAL YEAR           AMOUNT
-----------------------         ----------
         2007                   $8,880,257

NOTE 9. POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31, 1999 may be deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended November 30, 1999, the Fund elected to defer capital losses occurring between November 1, 1999 and November 30, 1999 in the amount of $2,194,275.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PNC Bank, N.A., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PNC Bank, N.A., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PNC Bank, N.A., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

                                       29
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PNC Bank, N.A., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809,
Attn: Closed-End Department.

                                       30
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

EFFECTS OF LEVERAGE

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. Through May 31, 2000, interest paid on the commercial paper ranged from 5.23% to 6.74%. As of May 31, 2000, the Fund had $30 million outstanding at 6.25% per annum maturing on June 27, 2000 and $30 million at 6.74% per annum maturing on July 31, 2000. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 1.40% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

 Assumed return on portfolio      -10.00%        -5.00%          0.00%          5.00%         10.00%
      (net of expenses)
   Corresponding return to        -14.80%        -8.30%         -1.80%          4.70%         11.20%
     common stockholder

Assumes $200 million assets attributable to common shareholders; $60 million aggregate leverage with an average interest rate of 6.0%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.
--------------------------------------------------------------------------------
                         SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------
The Annual Meeting of Shareholders of the Chartwell Dividend and Income Fund, Inc. was held on April 19, 2000 at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware. The description of each proposal and number of shares voted at the meeting are as follows:

---------------------------------------------------------------------------------------------------------
                                                                          VOTES       VOTES      VOTES
                                                                           FOR       AGAINST    WITHHELD
---------------------------------------------------------------------------------------------------------
1. To elect the following director to serve as
   Class I director for a one-year term expiring
   in 2001:                                         Kenneth F. Herlihy  11,295,046     --        205,967

  To elect the following director to serve as
  Class III director for a three-year term
  expiring in 2003:                                 George W. Grosz     11,320,965     --        180,048
---------------------------------------------------------------------------------------------------------
                                                                          VOTES       VOTES       VOTES
                                                                           FOR       AGAINST    WITHHELD
---------------------------------------------------------------------------------------------------------
2. To ratify the selection of
   PricewaterhouseCoopers LLP as independent
   public accountants for the fiscal year ending
   November 30, 2000:                                                   11,337,083    54,394     109,536
---------------------------------------------------------------------------------------------------------

                                       31
                                     ------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2000

DIRECTORS

Winthrop S. Jessup, Chairman
George W. Grosz
Kenneth F. Herlihy
William Kronenberg III
Kevin A. Melich
Bernard P. Schaffer

OFFICERS

Winthrop S. Jessup, President
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President and Treasurer
G. Gregory Hagar, Vice President
Leslie M. Varrelman, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER

Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 330
Berwyn, PA 19312

ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543

CUSTODIAN AND TRANSFER AGENT

PNC Bank, N.A.
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.

The accompanying financial statements as of May 31, 2000 were not audited and accordingly, no opinion is expressed on them.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.